Exhibit 8.1

Grupo Televisa, S.A.B.

Subsidiaries, Associates and Joint Ventures
as of December 31, 2017

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
Bay City Television, Inc. (1)	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc.	United States of America
Televisa USA Development, LLC	United States of America

Coisa, Consultores Industriales, S.A. de C.V.	Mexico
Qubitic, S.A. de C.V.	Mexico

Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Administradora de Sistemas de Comunicación, S.A. de C.V.	Mexico
Alvafig Holdings, S.A. de C.V.	Mexico
Aryadeba, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V.	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecomm, LLC (1)	United States of America
Equipos e Insumos de Telecomunicaciones, S.A. de C.V.	Mexico
Grupo Mapsani, S.A. de C.V.	Mexico
Sumant, S.A. de C.V.	Mexico
Apoyo Telefónico Cablemás, S.A. de C.V.	Mexico
Arretis, S.A.P.I. de C.V.	Mexico
Cable Administradora, S.A. de C.V.	Mexico
Grupo Cable Asesores, S.A. de C.V.	Mexico
Cable Servicios Corporativos, S.A. de C.V.	Mexico
México Red de Telecomunicaciones, S. de R.L. de C.V.	Mexico
Corp MR II, S. de R.L. de C.V.	Mexico
Metrored Telecom Services, Inc.	United States of America
Tele Azteca, S.A. de C.V.	Mexico
Televicable Regional, S.A. de C.V.	Mexico
TIN, S.A. de C.V.	Mexico
TV Cable de Oriente, S.A. de C.V.	Mexico
Wuru Telecom, Inc.	United States of America
Cable TV Internacional, S.A. de C.V.	Mexico
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
Cablemás Holdings, S.A. de C.V.	Mexico
Cablevisión Red, S.A. de C.V.	Mexico
CCC Tecno Equipos, S.A. de C.V.	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
CM Equipos y Soporte, S.A. de C.V.	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Contenido Plus, S.A. de C.V.	Mexico
OTT Latino, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (2)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Cablebox, S.A. de C.V.	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letobes, S.A. de C.V.	Mexico
Letseb, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Bestphone, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V.	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Blecanicet, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Tedicom, S.A.de C.V.	Mexico
Bekyc Apoyo y Servicios de Ventas, S.A. de C.V.	Mexico
Delft Prestadora de Servicios Técnicos, S.A. de C.V.	Mexico
Servicios Administrativos Kybeca, S.A. de C.V.	Mexico
IZZI GT, S.A. de C.V. (1)	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico
Operadora de Redes, S.A. de C.V. (*) (1)	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
San Ángel Telecom, S.A. de C.V.	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
Servicios Integrales para Sistemas de Cable, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V.	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A. de C.V.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, S.R.L.	Spain
Galaxy Nicaragua, S.A.	Nicaragua
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Innovación Sistemática y Comercial, S. de R.L. de C.V.	Mexico
Apoyo y Asesoría Cabeky, S.A. de C.V.	Mexico
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Tele Cable de Michoacán, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
CV Comunicaciones, S.A. de C.V.	Mexico
CV Telecomunicaciones del Norte, S.A. de C.V.	Mexico
Desarrollos Goberna, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V. (1)	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Sintonia Fina, S.A. de C.V. (1)	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V.	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (1)	Mexico
Comunicable, S.A. de C.V.	Mexico
Telecable de Matehuala, S.A. de C.V.	Mexico
Detema, S.A. de C.V. (*) (1)	Mexico
Unisat Mexicana, S.A. de C.V.	Mexico

DTH Europa, S.A.	Spain
The Second Screen Company Latam, S.L. (*)	Spain
The Second Screen Group, S.L. (3)	Spain

Editorial Televisa, S.A. de C.V.	Mexico
Auto Rent Acuario, S. de R.L. de C.V.	Mexico
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Centroamérica, S.A. (2)	Panama
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Distribuidoras Unidas, S.A. (2)	Colombia
Editorial C&P S.A.S. (2)	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Panamá, S.A. (2)	Panama
Editorial Televisa Perú, S.A. (1)	Peru
Editorial Televisa Puerto Rico, Inc. (1)	Puerto Rico
Editorial Televisa Venezuela, S.A. (1)	Venezuela
Editorial Zinet Televisa, S.A. de C.V.	Mexico
VeneTel Servicios Publicitarios, S.A.	Venezuela

Factum Más, S.A. de C.V.	Mexico

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A. (1)	Peru
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A. (1)	Panama
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A. (1)	Ecuador
Distribuidora Los Andes, S.A. (1)	Ecuador
Vanipubli Ecuatoriana, S.A. (1)	Ecuador

Grupo Legaris, S.A. de C.V.	Mexico
Comercial Televisa Más, S.A. de C.V.	Mexico

Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. and subsidiaries (*)	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Autofun, S.A. de C.V.	Mexico
Corporativo TD Sports, S.A. de C.V.	Mexico
Servicios Administrativos Coapa, S.A. de C.V.	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Grupo Bissagio, S.A. de C.V. (4)	Mexico
Multimedia Telecom, S.A. de C.V.	Mexico
Comunicaciones Tieren, S.A. de C.V.	Mexico
Univision Holdings, Inc. and subsidiaries (including Univision Communications Inc.)(*)	United States of America

Name of Company	Country of Incorporation
Villacezán, S.A. de C.V.	Mexico
Aquitania Consultores Industriales, S.A. de C.V.	Mexico
Corporativo Bosque de Acacias, S.A. de C.V.	Mexico
Corporativo Lazaretto, S.A. de C.V.	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Cairos Markets, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Periódico Digital Sendero, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Torali, S.A. de C.V. (1)	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V.	Mexico
Pantelion, LLC	United States of America
CVQ Series, S.A. de C.V. (1)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Lomas Consultores Administrativos, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Mednet, S.A. de C.V. (*) (2)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Raspafácil, S.A. de C.V.	Mexico
Servicios Administrativos Profesionales Bosques, S.A. de C.V.	Mexico
Corporación Kante, S.A. de C.V.	Mexico
Corporativo Bosque de Canelos, S.A. de C.V.	Mexico
Televisa Alternative Originals, S.A. de C.V.	Mexico
Plataforma OTT, S.A. de C.V.	Mexico
Truxillos Publicidad, S.A. de C.V.	Mexico
Gyali, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Medios y Estrategias Promocionales, S.A. de C.V.	Mexico
Mexvisa, Ltd.	Switzerland
Mountrigi Management Group, Ltd.	Switzerland
Multimedios Santa Fe, S.A. de C.V.	Mexico
Iniciativa México, S.C.	Mexico
Ollin VFX, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Ollin VFX Servicios, S.A. de C.V. (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Rodium, A.C.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Cedecom, S.A. de C.V. (3)	Mexico
Televisa CJ Grand, S.A. de C.V. (*)	Mexico
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico, S.A. de C.V. and subsidiary (3)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A.C.	Mexico
Televisa Music Publishing, S.A. de C.V.	Mexico
Televisa Transmedia, S.A. de C.V.	Mexico
Televisión Independiente de México, S.A. de C.V.	Mexico
Baluarte Bienes Raices, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
T.V. de los Mochis, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (3)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Todos los Jugadores, S.A. de C.V. (*)	Mexico
Imagina Media Audiovisual, S.L. and subsidiaries (*)	Spain

Kapa Capital, S.A. de C.V.	Mexico

Kasitum, S.A. de C.V.	Mexico
Grupo Nueva Comercial TB, S.A. de C.V.	Mexico
Multimedia CTI, S.A. de C.V.	Mexico

OISE Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V.	Mexico
Cadena Radiópolis, S.A. de C.V.	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico

Teleparábolas, S.L.	Spain

Telesistema Mexicano, S.A. de C.V. (2)	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico

Televisa Argentina, S.A. (2)	Argentina

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

Ulvik, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Intellectus Comunicación, S.C.	Mexico
Intellectus RH, S.C.	Mexico
Intellectus Técnico, S.C.	Mexico
Jana Talento, S.A. de C.V. (1)	Mexico
Sattora, S.A. de C.V.	Mexico
Servicios Deportivos Amec, S.A. de C.V.	Mexico
Servicios Deportivos Luportas, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisat, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
TV Conceptos, S.A. de C.V.	Mexico

(*)         Associate or Joint Venture.

(1)         Without current operations.

(2)         In process of liquidation.

(3)         Equity financial instrument.

(4)         In November 2015, Grupo Bissagio, S.A. de C.V. was incorporated in Mexico. Before that date this indirect subsidiary of the Company was incorporated in switzerland and its name was Grupo Xquenda, Ltd.